BRISTOL-MYERS SQUIBB COMPANY
                        1983 STOCK OPTION PLAN
       (as amended and restated effective as of January 1, 1997)








  1. Purpose: The purpose of the 1983 Stock Option Plan (as amended and restated effective as of January 1, 1997) (the "Plan") is to secure for the Company and its stockholders the benefits of the incentive inherent in common stock ownership by the officers and key employees of the Company and its Subsidiaries and Affiliates who will be largely responsible for the Company's future growth and continued financial success and by providing long-term incentives in addition to current compensation to certain key executives of the Company and its Subsidiaries and Affiliates who contribute significantly to the long-term performance and growth of the Company and such Subsidiaries and Affiliates. It is intended that the former purpose will be effected through the grant of stock options and stock appreciation rights under the Plan and that the latter purpose will be effected through an award conditionally granting performance units under the Plan, either independently or in conjunction with and related to a nonqualified stock option grant under the Plan. The Bristol-Myers Squibb Company Long-Term Performance Award Plan (as amended to January 17, 1983 and in effect as of December 31, 1992) ("LTPAP") has been merged into and consolidated with the Plan as of January 1, 1993. As used herein, the term "Prior Plan" shall mean the Bristol-Myers Squibb Company 1983 Stock Option Plan (as amended through
May 1, 1991 and in effect as of December 31, 1992) prior to its amendment and restatement as of January 1, 1993.

  2.     Definitions:  For purposes of this Plan:

    (a) "Affiliate" shall mean any entity in which the Company has an ownership interest of at least 20%.

    (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "Common Stock" shall mean the Company's common stock (par value $.10 per share).

    (d)  "Company" shall mean Bristol-Myers Squibb Company.

    (e) "Disability" or "Disabled" shall mean qualifying for and receiving payments under a disability pay plan of the Company or any Subsidiary or Affiliate.

    (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (g) "Fair Market Value" shall mean the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange, Inc.
composite tape on the date of measurement or on any date as   determined by
the Committee and if there were no trades on such date, on the day on which a trade occurred next preceding such date.

    (h) "Retirement" shall mean termination of the employment of an employee with the Company or a Subsidiary or Affiliate on or after (i) the employee's 65 th birthday or (ii) the employee's 55th birthday if the employee has completed 10 years of service with the Company, its Subsidiaries and/or its Affiliates. For purposes of this Section 2(h) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee


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with the Company or a Subsidiary or Affiliate for any reason (other than the employee's death, disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee's age plus years of service (rounded up to the next higher whole number) equals at least 70 and the employee has completed 10 years of service with the Company, its Subsidiaries and/or its Affiliates.

    Furthermore, an employee who makes an election to retire under Article 19 of the Bristol-Myers Squibb Company Retirement Income Plan (the "Retirement Income Plan") shall have any additional years of age and service which are credited under Article 19 of the Retirement Income Plan taken into account when determining such employee's age and service under this Section 2(h). Such election shall be deemed a Retirement for purposes of this Section 2(h) and all other purposes of this Plan.

         (i) "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424 of the Code.

  3. Amount of Stock: The amount of stock which may be made subject to grants of options or awards of performance units under the Plan in calendar year 1993 shall not exceed an amount equal to (i) 0.9% of the outstanding shares of the Company's Common Stock on January 1, 1993, plus (ii) the amount of shares available for, and not made subject to, grants of options under the Prior Plan as of January 1, 1993, less (iii) the number of shares subject to options granted in 1993 under the Prior Plan and (iv) the number of shares corresponding to awards of performance units outstanding under the LTPAP on the date the Plan is approved by the stockholders of the Company. With respect to each succeeding year, the amount of stock which may be made subject to grants of options or awards of performance units under the Plan shall not exceed an amount equal to (i) 0.9% of the outstanding shares of the Company's Common Stock on January 1 of such year plus, subject to this Section 3,
(ii) in any year the number of shares equal to the amount of shares that were available for grants and awards in the prior year but were not made subject to a grant or award in such prior year and (iii) the number of shares that were subject to options or awards granted hereunder or under the Prior Plan, which options or awards terminated or expired in the prior year without being exercised. Common Stock issued hereunder may be authorized and reissued shares or issued shares acquired by the Company or its Subsidiaries on the market or otherwise.


  4. Administration: The Plan shall be administered under the supervision of the Board of Directors of the Company which shall exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the "Committee") which shall be appointed by the Board of Directors of the Company and shall consist of not less than three directors who shall serve at the pleasure of the Board. No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company or its Subsidiaries or Affiliates except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a non-employee director for purposes of Rule 16b-3 under the Exchange Act.

  The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

  The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.


  5. Eligibility: Options and awards may be granted only to present or future officers and key employees of the Company and its Subsidiaries and Affiliates, including Subsidiaries and Affiliates which become such after the adoption of the Plan. Any officer or key employee of the Company or of any such Subsidiary or Affiliate shall be eligible to receive one or more options or awards under the Plan. Any director who is not an officer or employee of the Company or one of its Subsidiaries or Affiliates and any member of the Committee, during the time of the member's service as such or

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thereafter, shall be ineligible to receive an option or award under the Plan.
The adoption of this Plan shall not be deemed to give any officer or employee any right to an award or to be granted an option to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as may be determined by the Committee.


  6. Stock Options: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 6(b)(11), or may grant awards in conjunction with an option, as set forth in
Section 6(b)(10) (an "Associated Option").

  Each option shall be subject to the following terms and conditions:


    (a) Grant of Options. The Committee shall (1) select the officers and key employees of the Company and its Subsidiaries and Affiliates to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options, are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, shall determine the terms and conditions thereof in accordance with Section 6(b)(11) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

    (b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

         (1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units subject to the award, but one share of Common Stock shall be canceled for each performance unit paid out under the award.

         (2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of such option.

         (3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

         (4) Consideration. Each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

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         (5)  Exercise of Option.  An option may be exercised in whole or in part from time to time during the option period (or, if determined by the Committee, in specified installments during the option period) by giving written notice of exercise to the Company specifying the number of shares to be purchased, such notice to be accompanied by payment in full of the purchase price and Withholding Taxes (as defined in Section 10 hereof) due either by certified or bank check, or in shares of Common Stock of the Company owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price and Withholding Taxes due, or in a combination of the foregoing; provided, however, that payment in shares of Common Stock of the Company will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock for which certificates have been issued to the optionee.

         (6) Nontransferability of Options. No option or stock appreciation right granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such option or stock appreciation right shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family members means the optionee's spouse, parents, children, stepchildren, grandchildren and legal dependents. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

         (7) Retirement and Termination of Employment Other than by Death or Disability. If an optionee shall cease to be employed by the Company or any of its Subsidiaries or Affiliates for any reason (other than termination of employment by reason of death or Disability) after the optionee shall have been continuously so employed for one year after the granting of the option, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, Subsidiary or Affiliate, but in no event after the expiration of the option period set forth therein except that in the case of cessation of employment other than by reason of Retirement or death, the option shall in no event be exercisable after the date three months next succeeding such cessation of employment. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company or any of its Subsidiaries or Affiliates.

         (8) Disability of Optionee. An optionee who ceases to be employed by reason of Disability shall be treated as though the optionee remained in the employ of the Company or a Subsidiary or Affiliate until the earlier of
(i) cessation of payments under a disability pay plan of the Company, Subsidiary or Affiliate, (ii) the optionee's death, or (iii) the optionee's 65th birthday.

         (9) Death of Optionee. In the event of the death of the optionee while in the employ of the Company or of any of its Subsidiaries or Affiliates or within whichever period after Retirement or cessation of employment of the optionee specified in subsection (7) or (8) is applicable, and provided the optionee shall have been continuously so employed for one year after the granting of the option, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, at any time following death but in no event after the expiration of the option period set forth therein and only to the extent that the optionee would otherwise have been entitled to exercise it if the optionee were then living, except that in the case of the death of an optionee after Retirement or other cessation of employment, the option shall in no event be exercisable after the later of (i) the date twelve months next succeeding such death or
(ii) the last day of the period after Retirement or other cessation of employment of the optionee specified in Section 6(b)(7). In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

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         (10) Long Term Performance Awards.  The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units made under a Long Term Performance Award as set forth in Section 7(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units granted by the award, but such number of shares shall be reduced on a one share-for-one unit basis to the extent that the Committee determines pursuant to the terms of the award, to pay to the optionee or the optionee's beneficiary the performance units granted pursuant to such award; and
(ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the award.

         (11) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

              (A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee;

              (B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of subsection (9) hereof) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within 30 business days after the receipt by the Committee of written notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

              (C) No fractional shares shall be delivered under this subsection (11) but in lieu thereof a cash adjustment shall be made;

              (D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

              (E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

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         (12) Incentive Stock Options.  In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock of the Company (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Company or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code. In any year, the maximum number of shares with respect to which incentive stock options may be granted shall not exceed 4,000,000 shares.

         (13) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 6(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee's estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee's death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee's estate, as the case may be, will terminate on the date one year following the date of the transferee's death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

  7. Long-term Performance Awards: Awards under the Plan shall consist of the conditional grant to the participants of a specified number of performance units. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied.

  Each award will be subject to the following terms and conditions:

    (a) Grant of Awards. The Committee shall (1) select the officers and key executives of the Company and its Subsidiaries and Affiliates to whom awards may from time to time be granted, (2) determine the number of performance units covered by each award, (3) determine the terms and conditions of each performance unit awarded and the award period and performance objectives with respect to each award, (4) determine the periods during which a participant may request the Committee to approve deferred payment of a percentage (50% or 100%) of an award (the "Deferred Portion") and the interest or rate of return thereon or the basis on which such interest or rate of return thereon is to be determined, (5) determine whether payment with respect to the portion of an award which has not been deferred (the "Current Portion") and the payment with respect to the Deferred Portion of an award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock,
(6) determine whether the award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the awards.



    (b) Terms and Conditions of Award. Any award conditionally granting performance units to a participant shall be evidenced by a Performance Unit Agreement executed by the Company and the participant, in such form as the Committee shall approve, which Agreement shall contain in substance the following terms and conditions and such additional terms and conditions as the Committee shall prescribe:

         (1) Number of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Company's Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised.

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         (2)   Value of Performance Units.  The Performance Unit Agreement
shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under
Section 7(b)(5).

         (3) Award Periods. For each award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion but in no event less than three calendar years within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

         (4) Consideration. Each participant, as consideration for the award of performance units, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year after the date of the making of such award, and no award shall be payable until after the completion of such one year of employment by the participant.

         (5) Performance Objectives. The Committee shall establish performance objectives with respect to the Company for each award period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. Performance objectives may include objective and subjective criteria. During any award period, the Committee may adjust the performance objectives for such award period as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

         (6) Determination and Payment of Performance Units Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which awards have been earned on the basis of the Company's actual performance in relation to the established performance objectives as set forth in the Performance Unit Agreement. The Performance Unit Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 7(b)(4) and 7(b)(5) hereof have been met and, if so, shall ascertain the amount payable to the participant in respect of the performance units. As promptly as practicable after it has determined that an amount is payable in respect of an award, the Committee shall cause the Current Portion of such award to be paid to the participant or the participant's beneficiaries, as the case may be, in the Committee's discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. The Deferred Portion of an award shall be contingently credited and payable to the participant over a deferred period and shall be credited with interest or a rate of return, as determined by the Committee. The Committee, in its discretion, shall determine the conditions upon, and method of, payment of such deferred portions and whether such payment will be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock.

         In making the payment of an award in Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be paid.

         (7) Nontransferability of Awards and Designation of Beneficiaries. No award under the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof.

         If any participant or the participant's beneficiary shall attempt to assign the participant's rights under the Plan in violation of the provisions thereof, the Company's obligation to make any further payments to such participant or the participant's beneficiaries shall forthwith terminate.

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         A participant may name one or more beneficiaries to receive any payment of an award to which the participant may be entitled under the Plan in the event of the participant's death, on a form to be provided by the Committee. A participant may change the participant's beneficiary designation from time to time in the same manner.

         If no designated beneficiary is living on the date on which any payment becomes payable to a participant's beneficiary, such payment will be payable to the person or persons in the first of the following classes of successive preference:

         (I)       Widow or widower, if then living,
         (ii)      Surviving children, equally,
         (iii)     Surviving parents, equally,
         (iv)      Surviving brothers and sisters, equally,
         (v)       Executors or administrators

    and the term "beneficiary" as used in the Plan shall include such person or persons.

         (8) Retirement and Termination of Employment Other Than by Death or Disability. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 7(b)(4) with respect to an award prior to Retirement, the participant, or his estate, shall be entitled to a payment of such award at the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's Retirement occurs, bears to the total number of months in the award period. The participant's rights in any remaining performance units shall be canceled and forfeited.

         Subject to Section 7(b)(6) hereof, the Performance Unit Agreement shall specify that the rights of the participant in the performance units granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant's continuous employment with the Company and its Subsidiaries and Affiliates shall terminate for any reason, other than the participant's death, Disability or Retirement prior to the end of the award period.

         The Committee may, in its discretion, waive, in whole or in part, the cancellation, forfeiture and surrender of any performance units.

         (9) Disability of Participant. For the purposes of any award a participant who becomes Disabled shall be deemed to have suspended active employment by reason of Disability commencing on the date the participant becomes entitled to receive payments under a disability pay plan of the Company or any Subsidiary or Affiliate and continuing until the date the participant is no longer entitled to receive such payments. In the event a participant becomes Disabled during an award period but only if the participant has satisfied the one year employment requirement of Section 7(b)(4) with respect to an award prior to becoming Disabled, upon the determination by the Committee of the extent to which an award has been earned pursuant to Section 7(b)(6) the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participants under such award as the number of months of the award period in which the participant was not Disabled bears to the total number of months of the award period. The participant's rights in any remaining performance units shall be canceled and forfeited.

         The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units.

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         (10) Death of Participant.  In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an award prior to the date of death, the participant's beneficiaries or estate, as the case may be, shall be entitled to a payment of such award upon the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's death occurs, bears to the total number of months in the award period. The participant's rights in any remaining performance units shall be canceled and forfeited.

         The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units.

         (11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this subsection (11). In such event, such award under the Plan shall be contingent upon the participant's being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units conditionally granted by the award, (ii) such number of shares shall be reduced on a one share-for-one unit basis to the extent that the Committee determines, pursuant to Section 7(b)(6) hereof, to pay to the participant or the participant's beneficiaries the performance units conditionally granted pursuant to the award, and (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 7(b)(6) hereof.

         If no amount is payable in respect of the conditionally granted performance units, the award and such performance units shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units and such units were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of
Section 7(b)(6), determine, in its sole discretion, either:

              (A) to cancel in full the Associated Option, in which event the value of the performance units payable pursuant to Sections 7(b)(5) and (6) shall be paid;

              (B) to cancel in full the performance units, in which event no amount shall be paid to the participant in respect thereof but the Associated Option shall continue in effect in accordance with its terms; or

              (C) to cancel some, but not all, of the performance units, in which event the value of the performance units payable pursuant to Sections 7(b)(5) and (6) which have not been canceled shall be paid and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units that remain payable.

                                E-4-9

         Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the award in accordance with clause (B) above.

  8. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the provisions of the Plan shall be conclusive.

  9. Adjustment in the Event of Change in Stock: In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares subject to outstanding options and/or awards and the number of performance units and/or the dollar value of each unit shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

  10. Taxes: In connection with the transfer of shares of Common Stock to an optionee, subject to Section 16 of the Exchange Act, as the result of the exercise of a nonqualified stock option or a stock appreciation right, or to a participant subject to Section 16 of the Exchange Act, upon payment of an award, the Company shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock having a Fair Market Value (taking into account any commissions or other expenses the Company may incur upon the sale of such shares) on the date that the amount required by any governmental entity to be withheld or otherwise deducted and paid with respect to such transfer ("Withholding Tax") is to be determined (the "Tax Date") sufficient to cover the amount of any Applicable Tax (the amount of Withholding Tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to such optionee or participant, Federal Insurance Contribution Act taxes or other governmental impost or levy), and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Applicable Tax, remitting any balance to the optionee or participant. Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding or Applicable Tax. Furthermore, if such optionee does not satisfy his withholding obligation, the transferee may provide the funds sufficient to enable the Company to pay such Withholding Tax or Applicable Tax. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax or Applicable Tax.

  An optionee or participant who is not an executive officer of the Company subject to Section 16 of the Exchange Act shall be entitled to satisfy the obligation to pay any Withholding Tax or Applicable Tax, by providing the Company with funds sufficient to enable the Company to pay such Withholding
Tax or Applicable Tax or by requiring the Company to retain or to accept upon delivery thereof by the optionee or participant shares of Common Stock sufficient in value (determined in accordance with the last sentence of the preceding paragraph), to cover the amount of such Withholding Tax or Applicable Tax. Each election by an optionee or participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election shall be subject to the disapproval of the Committee.

  11. Amendment of the Plan: The Board of Directors may amend or suspend the Plan at any time and from time to time. No such amendment of the Plan may, however, increase the maximum number of shares to be offered under options or awards, or change the manner of determining the option price, or change the designation of employees or class of employees eligible to receive options or awards, or permit the transfer or issue of stock before payment therefor in full, or, without the written consent of the optionee or participant, alter or impair any option or award previously granted under the Plan, Prior Plan or LTPAP. Notwithstanding the foregoing, if an option has been transferred in accordance with Section 6(b)(6), written consent of the transferee (and not the optionee) shall be necessary to alter or impair any option or award previously granted under the Plan.

                                E-4-10

  12. Amendment of Options Outstanding Under the Prior Plan: The Prior Plan and certain nonqualified options granted and outstanding thereunder are hereby amended to provide that any nonqualified option which is outstanding on the date this Plan is adopted by a vote of the holders of a majority of the shares of the Company's Common Stock and $2.00 Convertible Preferred Stock present in person or by proxy at a duly held shareholders meeting at which a quorum representing a majority of all outstanding voting stock is present shall be exercisable in accordance with Sections 6(b)(7) and 6(b)(9), except that for the purpose of such options "Retirement" shall additionally mean termination of the employment of an employee after completing 35 years of service with the Company or its Subsidiaries.

  Furthermore, an employee who makes an election to retire under Article 19 of the Retirement Income Plan shall have any additional years of age and service which are credited under Article 19 of the Retirement Income Plan taken into account when determining such employee's age and years of service with the Company or its Subsidiaries under this Section 12. Such election shall be deemed a Retirement for purposes of this Section 12 and all other purposes of this Plan.

  13. Miscellaneous: By accepting any benefits under the Plan, each optionee or participant and each person claiming under or through such optionee or participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other Committee appointed by the Board. No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option, or stock appreciation right or award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with. Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any employee at any time.

  14. Term of the Plan: The Plan shall become effective as of January 1, 1993 by action of the Board of Directors conditioned on and subject to approval of the Plan, by a vote of the holders of a majority of the shares of Common Stock and $2.00 Convertible Preferred Stock of the Company present in person or by proxy at a duly held shareholders meeting at which a quorum representing a majority of all outstanding voting stock is present. The Plan shall terminate on December 31, 2002, or at such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them or the rights of participants under awards theretofore granted to them, and all unexpired options and awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

                                E-4-11